UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ◻

Check the appropriate box:

◻	Preliminary Proxy Statement

◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

◻	Definitive Proxy Statement

⌧	Definitive Additional Materials

◻	Soliciting Material under §240.14a-12

TE CONNECTIVITY LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
⌧	No fee required.
◻	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

◻	Fee paid previously with preliminary materials.
◻

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Your Vote Counts! TE CONNECTIVITY LTD. 2022 Annual General Meeting Vote by March 8, 2022 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) TE CONNECTIVITY LTD. MUHLENSTRASSE 26 CH-8200 SCHAFFHAUSEN, SWITZERLAND D64178-P63229-Z81217 You invested in TE CONNECTIVITY LTD. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on March 9, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 23, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D64179-P63229-Z81217 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1.Election of Directors 1a. Terrence R. Curtin For 1b. Carol A. (“John”) Davidson For 1c. Lynn A. Dugle For 1d. William A. Jeffrey For 1e. Syaru Shirley Lin For 1f. Thomas J. Lynch For 1g. Heath A. Mitts For 1h. Yong Nam For 1i.Abhijit Y. Talwalkar For 1j.Mark C. Trudeau For 1k. Dawn C. Willoughby For 1l.Laura H. Wright For 2.To elect Thomas J. Lynch as the Chairman of the Board of Directors For 3.To elect the individual members of the Management Development and Compensation Committee 3a. Abhijit Y. Talwalkar For 3b. Mark C. Trudeau For 3c. Dawn C. Willoughby For 4.To elect Dr. René Schwarzenbach, of Proxy Voting Services GmbH, or another individual representative of Proxy Voting Services GmbH if Dr. Schwarzenbach is unable to serve at the relevant meeting, as the independent proxy at the 2023 annual meeting of TE Connectivity and any shareholder meeting that may be held prior to that meeting For 5.1 To approve the 2021 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 24, 2021, the consolidated financial statements for the fiscal year ended September 24, 2021 and the Swiss Compensation Report for the fiscal year ended September 24, 2021) For 5.2 To approve the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 24, 2021 For 5.3 To approve the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 24, 2021 For 6.To release the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 24, 2021 For 7.1 To elect Deloitte & Touche LLP as TE Connectivity’s independent registered public accounting firm for fiscal year 2022 For 7.2 To elect Deloitte AG, Zurich, Switzerland, as TE Connectivity’s Swiss registered auditor until the next annual general meeting of TE Connectivity For 7.3 To elect PricewaterhouseCoopers AG, Zurich, Switzerland, as TE Connectivity’s special auditor until the next annual general meeting of TE Connectivity For 8.An advisory vote to approve named executive officer compensation For 9.A binding vote to approve fiscal year 2023 maximum aggregate compensation amount for executive management For 10. A binding vote to approve fiscal year 2023 maximum aggregate compensation amount for the Board of Directors For 11. To approve the carryforward of unappropriated accumulated earnings at September 24, 2021 For 12. To approve a dividend payment to shareholders equal to $2.24 per issued share to be paid in four equal quarterly installments of $0.56 starting with the third fiscal quarter of 2022 and ending in the second fiscal quarter of 2023 pursuant to the terms of the dividend resolution For 13. To approve an authorization relating to TE Connectivity’s Share Repurchase Program For 14. To approve the renewal of Authorized Capital and related amendment to our articles of association. For 15. To approve a reduction of share capital for shares acquired under TE Connectivity’s share repurchase program and related amendments to the articles of association of TE Connectivity Ltd. For 16. To approve any adjournments or postponements of the meeting For